[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both not material and is the type that the registrant treats as private or confidential.

ADDENDUM NO. 2
to the
WHOLE ACCOUNT QUOTA SHARE REINSURANCE CONTRACT
Effective: July 1, 2020
(the “Contract”)
issued to
LEMONADE INSURANCE COMPANY
New York, New York
and
LEMONADE INSURANCE N.V.
Amsterdam, Netherlands
including any and/or all companies that are or may hereafter become affiliated therewith
(collectively the “Company”)
by
THE SUBSCRIBING REINSURER(S) IDENTIFIED
IN THE INTERESTS AND LIABILITIES AGREEMENT(S)
ATTACHED TO AND FORMING PART OF THE CONTRACT
(the “Reinsurer”)
Effective 12:01 a.m., Standard Time, July 1, 2021, with respect to losses occurring on policies attaching on or after that time and date, the following shall apply:
1.    Article 1 – Business Covered - is amended to read:
This Contract is to indemnify the Company in respect of the liability that may accrue to the Company as a result of loss or losses under all Policies written or renewed by the Company during the term of this Contract and classified by the Company as personal property insurance, personal liability insurance, including but not limited to auto insurance, and pet insurance, subject to the terms and conditions herein contained.
2.    Paragraph A. of Article 12 – Ceding Commission – is amended to read:
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3.    The final paragraph under paragraph C.3. of Article 12 – Ceding Commission – is amended to read:
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4.    The following Paragraph D. is added to Article 12 – Ceding Commission – and all remaining paragraphs are re-alphabetized accordingly:
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5.    Paragraph G. of Article 16 – Definitions – is added:
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6.    Article 19 – Inuring Reinsurance – is amended to read:
A.    Recoveries under all reinsurance contracts of the Company, whether collected or not, shall inure to the full benefit of this cover. All reinsurance contracts of the Company shall be deemed to be in place until all liability herein is finalized. Material change in inuring reinsurance is subject to mutual agreement by the Reinsurer and the Company.
B.    It is hereby noted that the Company’s inuring Property Catastrophe Excess of Loss Reinsurance Agreement (U84F000B), effective 12:01 a.m., Standard Time, July 1, 2021 through 12:01 a.m., Standard Time, July 1, 2022, shall inure to the benefit of this Contract on a losses occurring basis.
All other terms and conditions of the Contract shall remain unchanged.

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IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized representative(s)
Signed in ___Israel________ this __29__day of ______July_______, in the year of 2021__.

LEMONADE INSURANCE COMPANY

By: /s/ Daniel Schreiber    Title: President/CEO

and signed in ____Israel_______ this __29___day of ____July________, in the year of 2021__.

LEMONADE INSURANCE N.V.

By: /s/ Daniel Schreiber    Title: CEO

WHOLE ACCOUNT QUOTA SHARE REINSURANCE CONTRACT

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